SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	January 23, 2015

NANOVIRICIDES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-1379006	76-0674577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

135 Wood Street, Suite 205 West Haven, Connecticut		06516
(Address of Principal Executive Offices)		(Zip Code)

(203) 937-6137

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)             On January 23, 2015, NanoViricides, Inc. (the “Company”) held its 2014 Annual Meeting of Stockholders (the “Meeting”). Of the 58,321,521 shares of common stock entitled to vote at the Meeting, 48,992,605 shares of common stock were present in person or by proxy and entitled to vote and 3,313,218 shares of Series A Convertible Preferred Stock (“Series A Preferred Shares”) were present in person or by proxy and entitled to vote, representing approximately 92% of the Company’s outstanding voting capital stock.

(b)             At the Meeting, the Company’s stockholders: (i) re-elected Stanley Glick, as director of Class III for a two-year term expiring at the 2016 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier resignation or removal; (ii) approved an amendment to the Company’s Articles of Incorporation to increase the Company’s authorized capital stock to 150,000,000 shares of common stock, par value $0.001 per share and 10,000,000 shares of preferred stock, par value $0.001 per share; and (iii)) ratified the appointment of Eisner Amper, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015. Each proposal is described in more detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on December 5, 2014.

The voting results of the shares of common stock for each proposal are set forth below:*

Proposal 1 – To re-elect Stanley Glick as a Class III Director:

Votes For	Votes Against	Votes Withheld	Percentage Voted For	Broker Non-Votes
22,572,669	0	1,018,194	95.7%	25,401,599

Proposal 2 – Amendment of the Company’s Articles of Incorporation to increase the number of authorized shares:

Votes For	Votes Against	Votes Abstained	Percentage Voted For	Broker Non-Votes
18,996,972	4,518,660	105,369	80.4%	25,401,599

Proposal 3 – To ratify the appointment of Eisner Amper, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015:

Votes For	Votes Against	Votes Abstained	Percentage Voted For	Broker Non-Votes
46,540,538	1,260,924	1,191,143	94.9%	N/A

*These results do not include the votes of the 3,348,932 outstanding shares of the Company’s outstanding Series A Preferred Shares, which votes the rate of 9 votes per share, and of which 3,313,218 shares voted in favor of each of Proposals 1, 2, and 3 and 35,714 shares abstained.

Item 7.01	Regulation FD Disclosure.

In response to questions from shareholders at the 2014 Annual Meeting of Stockholders, Eugene Seymour, MD, the Company’s Chief Executive Officer, disclosed that the Company is evaluating acquiring additional facilities for the production and/or research and development of its nano-pharmaceutical products.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NANOVIRICIDES, INC.

Date: January 26, 2015	By:	/s/ Eugene Seymour, MD
Name: Eugene Seymour Title: Chief Executive Officer